NUVEEN ENHANCED MID-CAP FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2010,

AS PREVIOUSLY SUPPLEMENTED FEBRUARY 22, 2011

The Nuveen Enhanced Mid-Cap Fund will be liquidated effective May 31, 2011.

Beginning April 27, 2011, the fund will stop accepting purchases from existing shareholders and new investors; however, existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. After the close of business on May 31, 2011, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN- EMC-0311P